UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2012

LECROY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26634	13-2507777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chestnut Ridge Road Chestnut Ridge, New York		10977
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2012, LeCroy Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Teledyne Technologies Incorporated, a Delaware corporation (“Teledyne”), and Luna Merger Sub, Inc., a Delaware corporation, wholly owned by Teledyne (“Merger Sub”).

Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, Merger Sub will merge with and into the Company (the “Merger”), and the Company will become a wholly owned subsidiary of Teledyne. At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares owned by Teledyne, Merger Sub, the Company or any stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be converted automatically into the right to receive $14.30 in cash, without interest. Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of the Company (whether vested or unvested) and stock appreciation right will be converted into the right to receive an amount in cash equal to the excess, if any, of $14.30 over the exercise price of such option (or base price, in the case of stock appreciation rights), without interest, less any required withholding taxes.

The Board of Directors of the Company unanimously approved the Merger Agreement and resolved to recommend that the Company’s stockholders vote to approve the Merger. Consummation of the Merger is subject to customary conditions, including, among other things, adoption of the Merger Agreement by the Company’s stockholders, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, the Company may be required to pay Teledyne a termination fee equal to $10,500,000 and to pay Teledyne’s expenses up to $1,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On May 29, 2012, the Company and Teledyne issued a joint press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

Statements in this document regarding the proposed transaction between Teledyne and the Company, the expected timetable for completing the transaction, benefits and synergies of the transaction, and any other statements about Teledyne or the Company’s managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the ability to consummate the transaction, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended July 2, 2011 and the Company’s Quarterly Reports on Form 10-Q for the periods ending October 1, 2011, December 31, 2011 and March 31, 2012. Teledyne and the Company disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this document.

Additional Information and Where to Find It

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about the Company, Teledyne, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting LeCroy Corporation, 700 Chestnut Ridge Road, Chestnut Ridge, NY 10977, Attn: Investor Relations or by calling (845) 425-2000.

Investors and security holders are urged to read all relevant documents filed with the SEC, including the Proxy Statement, because they will contain important information about the proposed transaction.

Participants in Solicitation

The Company and Teledyne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended July 2, 2011, its proxy statement dated September 15, 2011, and its Current Report on Form 8-K filed September 15, 2011, which are filed with the SEC. As of May 25, 2012, the Company’s directors and officers beneficially owned approximately 1,084,688 shares, or 6.4%, of the Company’s common stock. Additional information regarding the interests of the participants in the solicitation of proxies in connection with the transaction will be included in the Proxy Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of May 28, 2012 among Teledyne Technologies Incorporated, Luna Merger Sub, Inc. and LeCroy Corporation

99.1	Joint Press Release, dated as of May 29, 2012, of Teledyne Technologies Incorporated and LeCroy Corporation announcing the execution of a merger agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECROY CORPORATION, a Delaware corporation

Date: May 29, 2012	By:	/s/ Sean B. O’Connor
Sean B. O’Connor Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of May 28, 2012 among Teledyne Technologies Incorporated, Luna Merger Sub, Inc. and LeCroy Corporation

99.1	Joint Press Release, dated as of May 29, 2012, of Teledyne Technologies Incorporated and LeCroy Corporation announcing the execution of a merger agreement